UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2013

CITIZENS HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Mississippi	001-15375	64-0666512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 Main Street, Philadelphia, Mississippi	39350
(Address of principal executive offices)	(Zip Code)

(601) 656-4692

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders of Citizens Holding Company (the “Corporation”) held on April 23, 2013, the Corporation’s shareholders approved the adoption of the 2013 Citizens Holding Company Incentive Compensation Plan (the “2013 Plan”). The Corporation’s Board of Directors had previously adopted approved the 2013 Plan, subject to shareholder approval. Terms of the 2013 Plan are described in the Corporation’s 2013 Proxy Statement, which was filed with the Securities and Exchange Commission on March 21, 2013. The forms of awards that may be granted under the 2013 Plan are attached as exhibits.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Corporation held its Annual Meeting of Shareholders on April 23, 2013. There were 4,208,472 shares, or 86.46%, of the Corporation’s issued and outstanding shares of common stock represented either in person or by proxy at the Annual Meeting. The Corporation solicited proxies pursuant to Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended, and there were no solicitations in opposition to management’s solicitations.

The shareholders considered and voted upon five proposals at the Annual Meeting. The proposals were described in the Corporation’s Proxy Statement.

The first proposal was to set the number of directors to serve on the Board of Directors at ten members. The shareholders of the Corporation adopted this proposal by a vote of 4,167,831 shares for the proposal and 14,946 shares against the proposal, with 10,554 abstentions and 15,141 broker non-votes.

The second proposal concerned the election of three Class II directors to a three-year term expiring in 2016. The votes for each nominee were:

	Votes For	Votes Withheld	Broker Non-vote
Greg L. McKee	3,128,371	27,281	1,052,820
Terrell E. Winstead	3,130,653	24,999	1,052,820
David A. King	3,130,653	24,999	1,052,820

The third proposal was to conduct an advisory (non-binding) vote on the compensation paid to our executive officers. The shareholders approved the executive officer compensation by a vote of 3,034,960 for the proposal, 105,802 against the proposal and with 14,890 abstentions and 1,052,820 broker non-votes.

The fourth proposal was to approve the Citizens Holding Company 2013 Incentive Compensation Plan. The shareholders approved the incentive compensation plan by a vote of 3,055,844 for the proposal, 58,123 against the proposal and with 41,865 abstentions and 1,052,820 broker non-votes.

Finally, the shareholders considered and voted upon a proposal to ratify HORNE LLP as the Corporation’s independent auditors for the fiscal year ending December 31, 2013. The shareholders of the Corporation adopted this proposal by a vote of 4,176,426 for the proposal to 21,412 votes against, with 10,634 abstentions.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Form of Incentive Stock Option Agreement under the Citizens Holding Company 2013 Incentive Compensation Plan

10.2	Form of Non-Qualified Stock Option Agreement under the Citizens Holding Company 2013 Incentive Compensation Plan

10.3	Form of Restricted Share Award Agreement under the Citizens Holding Company 2013 Incentive Compensation Plan

10.4	Form of Non-Qualified Stock Option Agreement for Non-Employee Directors under the Citizens Holding Company 2013 Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS HOLDING COMPANY

Date: April 25, 2013	By:	/s/ Robert T. Smith
Robert T. Smith
Treasurer and Chief Financial Officer,
(Principal Financial and Accounting Officer)